SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                November 18, 2003
                                -----------------
                Date of Report (Date of earliest event reported)



                                CIENA Corporation
                                -----------------
             (Exact name of registrant as specified in its charter)


          Delaware                   0-21969                 23-2725311
(State or other jurisdiction  (Commission File No.) (IRS Employer Identification
     of incorporation)                                          No.)

                 1201 Winterson Road, Linthicum, Maryland 21090
                 ----------------------------------------------
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (410) 865-8500
                                  -------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


                             Exhibit Index on Page 2


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Item 5.  Other Events and Regulation FD Disclosure.
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     On November 18, 2003, CIENA Corporation issued a press release announcing that CIENA is commencing a full redemption of all the outstanding 5% Convertible Subordinated Notes due October 15, 2005. The notes were originally issued by ONI Systems Corp. and were assumed by CIENA in its acquisition of ONI in June 2002. The principal amount of these outstanding notes is approximately $48 million. On the redemption date, December 19, 2003, CIENA will pay holders 102% of the outstanding principal amount of the notes plus accrued interest.

     The press release is being furnished hereto as Exhibit 99.1.

Item 7.  Financial Statements and  Exhibits.
-------  -----------------------------------

     99.1 Press Release dated November 18, 2003.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                               CIENA CORPORATION

Dated: November 18, 2003       By: /s/ Joseph R. Chinnici
                               -------------------------------------------------
                               Senior Vice President and Chief Financial Officer


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